Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



In connection with the Quarterly Report of Fidelity Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, we, Richard G. Spencer, Chief Executive Officer, and Lisa L. Griffith, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Richard G. Spencer                          /s/ Lisa L. Griffith
--------------------------------                --------------------------------
Richard G. Spencer                              Lisa L. Griffith
Chief Executive Officer                         Chief Financial Officer




August 14, 2006